UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2004

Intellisync Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-21709	77-0349154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 North First Street, San Jose, California 95131

(408) 321-7650

Item 5. Other Events and Required FD Disclosure.

On March 4, 2004, Intellisync Corporation, a Delaware corporation, issued a joint press release with Extended Systems Incorporated announcing that the two companies have mutually agreed to settle the ongoing patent infringement lawsuit initiated by Intellisync in April 2002. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Exhibit Title
99.1 1	Press Release of Intellisync Corporation dated March 4, 2004.

1	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2004	INTELLISYNC CORPORATION

	By:	/s/ J. Keith Kitchen
J. Keith Kitchen
Vice President of Finance and Administration and Chief Accounting Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Intellisync Corporation dated March 4, 2004.

1	Filed herewith.